UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2008

AmeriCredit Corp.

Exact name of registrant as specified in its charter)

Texas	1-10667	75-2291093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Cherry Street, Suite 3900, Fort Worth, Texas 76102

(Address of principal executive offices, including Zip Code)

(817) 302-7000

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On April 3, 2008, AmeriCredit Financial Services, Inc. (“AmeriCredit”), a wholly-owned subsidiary of AmeriCredit Corp., entered into amendments to the transaction documents concerning securitizations insured by MBIA Insurance Corporation (“MBIA”). The description of those amendments in Item 6.03 of this Form 8-K is incorporated by reference to this item.

Item 6.03	Change in Credit Enhancement or Other External Support

On April 3, 2008, AmeriCredit entered into amendments to the transaction documents concerning the MBIA-insured AmeriCredit Prime Automobile Receivables Trust 2007-2-M (“APART 2007-2-M”) securitization and MBIA-insured AmeriCredit Automobile Receivables Trust (“AMCAR”) securitizations, to include a limited cross-collateralization feature whereby excess cash flows from APART 2007-2-M securitization and AMCAR securitizations insured by MBIA may be used to support credit enhancement requirements of APART 2007-2-M securitization and/or other AMCAR securitizations insured by MBIA (i) to build the credit enhancement requirements for APART 2007-2-M securitization to its increased credit enhancement target level or (ii) upon the earlier to occur of (a) a securitization insured by MBIA has met its specific target credit enhancement level, without regard to any increase due to a performance trigger event, and then falls below such overcollateralization level or (b) a securitization insured by MBIA has not met its specific target credit enhancement level, without regard to any increase due to a performance trigger event, after the twelfth distribution date. The description of the amendments is a summary and does not purport to be complete, and is qualified in its entirety by reference to the copy of the amendments attached as Exhibits 99.1, 99.2, 99.3 and 99.4 to this Form 8-K, which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibits

99.1	Amendment No. 1 to the Spread Account Agreement, dated as of April 3, 2008, among MBIA Insurance Corporation, AmeriCredit Automobile Receivables Trust 2005-B-M and Wells Fargo Bank, National Association to the Spread Account Agreement, dated May 25, 2005.

99.2	Amendment No. 2 to the Spread Account Agreement, dated April 3, 2008, among MBIA Insurance Corporation, AmeriCredit Automobile Receivables Trust 2006-R-M and Wells Fargo Bank, National Association to the Spread Account Agreement, dated May 10, 2006.

99.3	Amendment No. 1 to the Spread Account Agreement, dated as of April 3, 2008, among MBIA Insurance Corporation, AmeriCredit Automobile Receivables Trust 2007-C-M and Wells Fargo Bank, National Association to the Spread Account Agreement, dated as of July 18, 2007.

99.4	Amendment No. 1 to the Spread Account Agreement, dated as of April 3, 2008, among MBIA Insurance Corporation, AmeriCredit Prime Automobile Receivables Trust 2007-2-M and The Bank of New York to the Spread Account Agreement, dated as of October 11, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmeriCredit Corp.
(Registrant)

Date: April 4, 2008	By:	/s/ CHRIS A. CHOATE
Chris A. Choate
Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Exhibit
99.1	Amendment No. 1 to the Spread Account Agreement, dated as of April 3, 2008, among MBIA Insurance Corporation, AmeriCredit Automobile Receivables Trust 2005-B-M and Wells Fargo Bank, National Association to the Spread Account Agreement, dated May 25, 2005.

99.2	Amendment No. 2 to the Spread Account Agreement, dated April 3, 2008, among MBIA Insurance Corporation, AmeriCredit Automobile Receivables Trust 2006-R-M and Wells Fargo Bank, National Association to the Spread Account Agreement, dated May 10, 2006.

99.3	Amendment No. 1 to the Spread Account Agreement, dated as of April 3, 2008, among MBIA Insurance Corporation, AmeriCredit Automobile Receivables Trust 2007-C-M and Wells Fargo Bank, National Association to the Spread Account Agreement, dated as of July 18, 2007.

99.4	Amendment No. 1 to the Spread Account Agreement, dated as of April 3, 2008, among MBIA Insurance Corporation, AmeriCredit Prime Automobile Receivables Trust 2007-2-M and The Bank of New York to the Spread Account Agreement, dated as of October 11, 2007.